UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 27, 2022

Date of Report (date of earliest event reported)

GIGCAPITAL5, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40839	86-1728920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one redeemable warrant	GIA.U	New York Stock Exchange
Common Stock, par value $0.0001 per share	GIA	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock for an exercise price of $11.50 per share	GIA.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on September 26, 2022, GigCapital5, Inc., a Delaware corporation (the “Company”), issued a non-convertible unsecured promissory note to GigAcquisitions5, LLC, a Delaware limited liability company (the “Sponsor”), which was subsequently amended and restated on October 26, 2022 and November 28, 2022 (the “Extension Note”), for a collective principal amount of $480,000.00. On December 27, 2022, the Company further amended and restated the Extension Note (the “Third Restated Extension Note”) to reflect an additional principal amount of $160,000 extended by the Sponsor to the Company for a collective principal amount under the Third Restated Extension Note of $640,000. The Sponsor deposited the additional principal amount of $160,000 into the Company’s trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company. The Third Restated Extension Note was issued in connection with the extension of the business combination period from September 28, 2022 on a monthly basis up to March 28, 2023 (the date which is 18 months from the closing date of the Company’s initial public offering of units) (“Extension”) approved by the stockholders of the Company in September 2022, which extended the business combination period until January 28, 2023. The Third Restated Extension Note constitutes an aggregate of the first, second, third and fourth monthly contributions as previously disclosed in the Company’s Definitive Proxy Statement as filed with the Securities and Exchange Commission (the “SEC”) on September 12, 2022.

As previously disclosed, on September 26, 2022, the Company issued an unsecured convertible promissory note to the Sponsor, which was subsequently amended and restated on October 26, 2022 and November 28, 2022 (the “Working Capital Note”), for a collective principal amount of $195,000.00. On December 27, 2022, the Company further amended and restated the Working Capital Note (the “Third Restated Working Capital Note”) to reflect an additional principal amount of $65,000 extended by the Sponsor to the Company for a collective principal amount under the Second Restated Working Capital Note of $260,000. The Third Restated Working Capital Note was issued to provide the Company with additional working capital during the Extension and will not be deposited into the Trust Account. The Company issued the Third Restated Working Capital Note in consideration for an additional loan from the Sponsor to fund the Company’s working capital requirements. The Third Restated Working Capital Note is convertible at the Sponsor’s election upon the consummation of the initial business combination. Upon such election, the convertible note will convert, at a price of $10.00 per unit, into units identical to the private placement units issued in connection with the Company’s initial public offering.

The Third Restated Extension Note and Third Restated Working Capital Note bear no interest and are repayable in full upon the consummation of a business combination by the Company, except that the Third Restated Working Capital Note may be converted, at the sole election of our Sponsor, into units of the Company at the consummation of the Company’s initial business combination.

A copy of each of the Third Restated Extension Note and Third Restated Working Capital Note is attached as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure as set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirely by reference to each such Note.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. An aggregate of 26,000 private placement units of the Company would be issued if the entire principal balance of the Third Restated Working Capital Note is converted. Each private placement unit consists of one share of the Company’s common stock, par value $0.0001 per share, and one redeemable warrant. The warrants constituting a part of the private placement units would be exercisable, subject to the terms and conditions of the warrant and during the exercise period as provided in the warrant agreement governing the warrants. The Company has relied upon Section 4(a)(2) of the Securities Act of 1933, as amended, in connection with the issuance and sale of the convertible promissory note, as it was issued to a sophisticated investor without a view to distribution and was not issued through any general solicitation or advertisement.

Item 8.01	Other Events.

On December 28, 2022, the Company issued a press release to announce the extension of the period of time the Company has to consummate its proposed transaction until January 28, 2023. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

About GigCapital5

GigCapital5 is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses or entities. While GigCapital5’s efforts to identify a target business may span many industries, the focus of GigCapital5’s search is for prospects within the technology, media and telecommunications, aerospace and defense, advanced medical equipment, intelligent automation and sustainable industries. GigCapital5 was sponsored by GigAcquisitions5, LLC, which was founded by GigFounders, LLC, each a member entity of GigCapital Global, and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses.

On December 8, 2022, GigCapital5 entered into a Business Combination Agreement (the “Business Combination Agreement”) with QTI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of GigCapital5, and QT Imaging, Inc., a Delaware corporation (“QT Imaging”) (the transactions contemplated by the Business Combination Agreement, the “Business Combination”).

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of GigCapital5 and QT Imaging may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations of the management of QT Imaging with respect to the business and prospects of QT Imaging and the QTscan® and other products of QT Imaging, the benefits of the proposed Business Combination, the plans, expectations and intentions of QT Imaging and GigCapital5, the satisfaction of the closing conditions to the proposed Business Combination, the timing of the completion of the proposed Business Combination and the future performance of QT Imaging, including the anticipated impact of the proposed Business Combination on this performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of GigCapital5 and QT Imaging and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of GigCapital5, QT Imaging and QTI Holdings to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed Business Combination and the Business Combination Agreement; (3) the inability to complete the proposed Business Combination, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of the Proxy Statement are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect QTI Holdings or the expected benefits of the proposed Business Combination or due to failure to obtain approval of the stockholders of GigCapital5 and QT Imaging or other conditions to closing; (4) the amount of redemption requests made by GigCapital5’s stockholders; (5) the impact of the COVID-19 pandemic on (x) the parties’ ability to consummate the proposed Business Combination and (y) the business of QT Imaging and QTI Holdings; (6) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (7) the inability to obtain or maintain the listing of QTI Holdings’ common stock on the New York Stock Exchange or any other Exchange following the proposed Business Combination; (8) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (9) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of QTI Holdings to grow and manage growth profitably and retain its key employees; (10) costs related to the proposed Business Combination; (11) changes in applicable laws or regulations; (12) the demand for QT Imaging’s and QTI Holdings’ services together with the possibility that QT Imaging or QTI Holdings may be adversely affected by other economic, business, and/or competitive factors; (13) risks and uncertainties related to QT Imaging’s business, including, but not limited to, the ability of QT Imaging to increase sales of its output products in accordance with its plan; (14) risks related to the rollout of QT Imaging’s business and the timing of expected business milestones; (15) the effects of competition on QT Imaging’s business; (16) changes in domestic and foreign business, market, financial, political, and legal conditions; and (17) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC by GigCapital5 and (y) other documents filed or to be filed with the SEC by GigCapital5. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. GigCapital5 and QT Imaging do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Additional Information and Where to Find It

In connection with the proposed Business Combinations, GigCapital5 intends to file with the SEC the Registration Statement, which will include a preliminary Proxy Statement to be distributed to holders of GigCapital5 Common Stock in connection with GigCapital5’s solicitation of proxies for the vote by GigCapital5’s stockholders with respect to the Business Combination and the other matters as described in the Registration Statement and a prospectus relating to the offer of the securities to be issued to the stockholders of QT Imaging in connection with the Business Combination. After the Registration Statement has been filed and declared effective, GigCapital will mail a definitive Proxy Statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the Proxy Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about GigCapital5, QT Imaging and the proposed Business Combination. Such persons can also read GigCapital5’s Annual Report on Form 10-K and Form 8-K reports for more information on the security holdings of its officers and directors and their respective interests as security holders in the consummation of the Transactions described in this Current Report. The Proxy Statement and Registration Statement, once available, and GigCapital5’s other reports can be obtained, without charge, at the SEC’s web site (www.sec.gov) and on GigCapital5’s website at www.gigcapital5.com.

Participants in the Solicitation

GigCapital5, QT Imaging, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GigCapital5 stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of GigCapital5’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GigCapital5’s stockholders in connection with the proposed business combination will be set forth in the Proxy Statement for the proposed Business Combination when available. Information concerning the interests of GigCapital5’s and QT Imaging’s equity holders and participants in the solicitation, which may, in some cases, be different than those of GigCapital5’s and QT Imaging’s equity holders generally, will be set forth in the Proxy Statement relating to the proposed Business Combination when it becomes available. GigCapital5 stockholders, potential investors and other interested persons should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This Current Report will not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits

Exhibit Number

10.1	Third Amended and Restated Promissory Note for Extension Payment

10.2	Third Amended and Restated Promissory Note for Working Capital

99.1	Press Release dated December 28, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2022	GIGCAPITAL5, INC.

	By:	/s/ Dr. Raluca Dinu
	Name:	Dr. Raluca Dinu
	Title:	Chief Executive Officer, President, Secretary, and Director